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                                                                 Exhibit 23.1



                     Consent of Independent Accountants


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 2, 1996 appearing on page 23 of ENSCO International Incorporated's Annual Report, as amended, on Form 10-K for the year ended December 31, 1995. We also consent to the reference to us under the head-ing "Experts" in such Prospectus.



/s/ PRICE WATERHOUSE LLP

Dallas, Texas
May 10, 1996